SUPPLEMENT DATED JANUARY 30, 2004 TO PROSPECTUS DATED MAY 1, 2003 FOR

              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS

               ISSUED BY NATIONWIDE LIFE INSURANCE COMPANY THROUGH

                         NATIONWIDE VARIABLE ACCOUNT-II

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR PROSPECTUS. PLEASE READ IT AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.



1. THE CAPITAL PRESERVATION PLUS OPTION WITHIN THE "CONTRACT EXPENSES" PROVISION IS AMENDED AS FOLLOWS:

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                                               ADDITIONAL CONTRACT OPTIONS (CONTINUED)
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CAPITAL PRESERVATION PLUS OPTION.........................................................................................     0.50%1
Total Variable Account Charges (including this option only)..............................................................     1.65%

In addition to the charge assessed to variable account allocations, allocations made to the Guaranteed Term Options or Target Term Options will be assessed a fee of 0.50%. Consequently, the interest rate of return credited to assets in the Guaranteed Term Option or Target Term Option will be lowered by 0.50% due to the assessment of this charge.
------------------------------------------------------------------------------------------------------------------------------------

2. THE "CAPITAL PRESERVATION PLUS OPTION" SUBSECTION OF THE "CHARGES AND EXPENSES" PROVISION IS AMENDED AS FOLLOWS:

Capital Preservation Plus Option

A Capital Preservation Plus Option is available and may be elected at the time of application, or within 60 days after the contract is issued. If the contract owner or applicant elects the Capital Preservation Plus Option, Nationwide will deduct an additional charge at an annualized rate not to exceed 0.50% of the daily net assets of the variable account. Additionally, allocations made to the Guaranteed Term Options or Target Term Options will be assessed a fee of not more than 0.50%. Consequently, the interest rate of return for assets in the Guaranteed Term Option/Target Term Option will be lowered due to the assessment of this charge.

3. THE "GUARANTEED TERM OPTIONS" PROVISION IS AMENDED TO INCLUDE THE FOLLOWING SUBSECTION AFTER THE "CHARGES ASSESSED FOR CERTAIN OPTIONAL BENEFITS"
     SUBSECTION:

Target Term Options

Due to certain state requirements, in some state jurisdictions, Nationwide uses Target Term Options instead of Guaranteed Term Options in connection with the Capital Preservation Plus Option. Target Term Options are not available separate from the Capital Preservation Plus Option.

For all material purposes, Guaranteed Term Options and Target Term Options are the same. Target Term Options are managed and administered identically to Guaranteed Term Options. The distinction is that the interest rate associated with Target Term Options is not guaranteed as it is in Guaranteed Term Options. However, because the options are managed and administered identically, the result to the investor is the same.

All references in this prospectus to Guaranteed Term Options in connection with the Capital Preservation Plus Option will also mean Target Term Options (in applicable jurisdictions). Please refer to the prospectus for the Guaranteed Term Options/Target Term Options for more information.


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1    The Capital Preservation Plus Option may be elected at the time of application or within 60 days after the contract is issued. Nationwide will discontinue deducting the charges associated with the Capital Preservation Plus Option at the end of the Guaranteed Term Option/Target Term Option that corresponds to the end of the program period elected by the contract owner.

4. THE PARAGRAPH IMMEDIATELY AFTER THE TWO BULLET ITEMS AT THE BEGINNING OF THE "CAPITAL PRESERVATION PLUS OPTION" PROVISION IS REMOVED AND REPLACED WITH THE FOLLOWING:

In some state jurisdictions, Nationwide uses Target Term Options instead of Guaranteed Term Options in connection with the Capital Preservation Plus Option. For all material purposes, Guaranteed Term Options and Target Term Options are the same. Target Term Options are managed and administered identically to Guaranteed Term Options. The distinction is that the interest rate associated with Target Term Options is not guaranteed as it is in Guaranteed Term Options. However, because the options are managed and administered identically, the result to the investor is the same. All references to Guaranteed Term Options in this "Capital Preservation Plus Option" provision will also mean Target Term Options (in applicable jurisdictions). Please refer to the prospectus for the Guaranteed Term Options/Target Term Options for more information.

When the Capital Preservation Plus Option is elected, Nationwide will specify the percentage of the contract value that must be allocated to each of the two general components described above. Generally, when interest rates are higher, a greater portion of the contract value will be made available for allocation among underlying mutual funds; when interest rates are lower, lesser portions may be made available for allocation among underlying mutual funds. Also, longer program periods will typically permit greater allocations to the underlying mutual funds. Other general economic factors and market conditions may affect these determinations as well.

5. THE "AVAILABILITY" SUBSECTION OF THE "CAPITAL PRESERVATION PLUS OPTION" IS AMENDED AS FOLLOWS:

Availability

The Capital Preservation Plus Option may be elected at the time of application or within 60 days after the contract is issued.